Rule 497(k)

File No. 333-210186

First Trust Exchange-Traded Fund VIII

SUMMARY PROSPECTUS
First Trust TCW Securitized Plus ETF
Ticker Symbol:	DEED
Exchange:	NYSE Arca
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.ftportfolios.com/retail/ETF/ETFfundnews.aspx?Ticker=DEED.  You can also get this information at no cost by calling (800) 621-1675 or by sending an e-mail request to info@ftportfolios.com.  The Fund’s  prospectus and statement of additional information, both dated April 6, 2020, are all incorporated by reference into this Summary Prospectus.
April 30, 2020

Investment Objective
The First Trust TCW Securitized Plus ETF (the "Fund") seeks to maximize long-term total return.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.75%
Fee Waiver(2)	0.10%
Total Annual Fund Operating Expenses After Fee Waiver	0.65%
(1)	“Other Expenses” is an estimate based on the expenses the Fund expects to incur for the current fiscal year.
(2)	Pursuant to a contractual agreement, First Trust Advisors L.P., the Fund's investment advisor, has agreed to waive management fees of 0.10% of average daily net assets until April 6, 2022. The waiver agreement may be terminated by action of the Trust's Board of Trustees at any time upon 60 days' written notice by the Trust, on behalf of the Fund, or by the Fund's investment advisor only after April 6, 2022.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example assumes First Trust's agreement to waive management fees of 0.10% of average daily net assets per year will be terminated following April 6, 2022. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$66	$219
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.
Principal Investment Strategies
Under normal market conditions, the Fund will invest at least 80% of its net assets (including investment borrowings) in securitized debt securities, including asset-backed securities, residential and commercial mortgage-backed securities and collateralized loan obligations (“CLOs”). The Fund’s investment sub-advisor, TCW Investment Management Company LLC (“TCW” or the “Sub-Advisor”), seeks to outperform the Bloomberg Barclays U.S. Mortgage-Backed Securities Index over time through the utilization of independent, bottom-up research to identify securities that are relatively undervalued. Under normal conditions, the Fund’s average portfolio duration varies within two years (plus or minus) of the portfolio duration of the securities comprising the Bloomberg Barclays U.S. Mortgage-Backed Securities Index. As a separate measure, there is no limit on the weighted average maturity of the Fund’s portfolio. While maturity refers to the expected life of a security, duration is a measure of the expected price volatility of a debt security as a result of changes in market rates of interest.
The Fund will invest at least 50% of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (such as Ginnie Mae), and U.S. government-sponsored entities (such as Fannie Mae and Freddie Mac). Government agency or instrumentality securities have different levels of credit support. The Fund may also invest up to 50% of its total assets in non-agency, non-government sponsored entity securities and privately-issued mortgage-related and other asset-backed securities including residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and CLOs (“Private MBS/ABS”).
The Fund may invest up to 50% of its net assets in securities rated below investment grade by one or more nationally recognized statistical rating organization (“NRSROs”), or, if unrated, judged to be of comparable quality by the Sub-Advisor (commonly referred to as “high yield” or “junk” bonds). The Fund may also invest up to 10% of its total net assets in non-US dollar denominated securities.
The Fund may also utilize listed and over-the-counter traded derivatives instruments including, but not limited to, futures, options, swap agreements and forward contracts for duration/yield curve management and/or hedging purposes. The Fund may invest up to 25% of its assets in over-the-counter derivatives that are used to manage currency, interest rate or credit risk arising from the Fund’s investments. The Fund’s investments in over-the-counter derivatives that are not used to hedge the Fund’s portfolio against currency, interest rate or credit risk will be limited to 20% of the assets in the Fund’s portfolio. For purposes of these percentage limitations on over-the-counter derivatives, the weight of such derivatives will be calculated as the aggregate gross notional value of such over-the-counter derivatives.
The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The order of the below risk factors does not indicate the significance of any particular risk factor.
ASSET-BACKED SECURITIES RISK. Asset-backed securities are debt securities typically created by buying and pooling loans or other receivables other than mortgage loans and creating securities backed by those similar type assets. As with other debt securities, asset-backed securities are subject to credit risk, extension risk, interest rate risk, liquidity risk and valuation risk. These securities are generally not backed by the full faith and credit of the U.S. government and are subject to the risk of default on the underlying asset or loan, particularly during periods of economic downturn. The impairment of the value of collateral or other assets underlying an asset-backed security, such as a result of non-payment of loans or non-performance of underlying assets, may result in a reduction in the value of such asset-backed securities and losses to the Fund.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting.
CALL RISK. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.
CASH TRANSACTIONS RISK. The Fund will effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses and may also result in higher brokerage costs.
CLO RISK. CLOs bear many of the same risks as other forms of asset-backed securities, including credit risk, interest rate risk, liquidity risk and valuation risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk, expected maturity, priority of payment and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying loans are typically borne first by the holders of subordinate tranches. Investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of one or more subordinate classes, or market anticipation of defaults and investor aversion to CLO securities as a class.
COUNTERPARTY RISK. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.
CREDIT RISK. An issuer or other obligated party of a debt security held by the Fund may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
DEBT SECURITIES RISK. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.
DERIVATIVES RISK. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price.
EXTENSION RISK. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or other obligated party) more slowly than anticipated, causing the value of these debt securities to fall. Rising interest rates tend to extend the duration of debt securities, making their market value more sensitive to changes in interest rates. The value of longer-term debt securities generally changes more in response to changes in interest rates than shorter-term debt securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
FLOATING RATE DEBT INSTRUMENTS RISK. Investments in floating rate debt instruments are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk. Floating rate debt instruments include debt securities issued by corporate and governmental entities, as well bank loans, mortgage-backed securities and asset-backed securities. Floating rate debt instruments are structured so that the security’s coupon rate fluctuates based upon the level of a reference rate. Most commonly, the coupon rate of a floating rate debt instrument is set at the level of a widely followed interest rate, plus a fixed spread. As a result, the coupon on floating rate debt instrument will generally decline in a falling interest rate environment, causing the Fund to experience a reduction in the income it receives from the instrument. A floating rate debt instrument’s coupon rate resets periodically according to its terms. Consequently, in a rising interest rate environment, floating rate debt instruments with coupon rates that reset infrequently may lag behind the changes in market interest rates. Floating rate debt instruments may also contain terms that impose a maximum coupon rate the issuer will pay, regardless of the level of the reference rate. To the extent the Fund invests in floating rate loans, such instruments may be subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such securities. It is possible that the collateral securing a floating rate loan may be insufficient or unavailable to the Fund, and that the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. Additionally, floating rate loans may not be considered “securities” under federal securities laws, and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
FORWARD CONTRACTS RISK. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, currency risk, market risk, and interest rate risk, while also exposing the Fund to counterparty risk, liquidity risk and valuation risk, among others.
FUTURES CONTRACTS RISK. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset by one party to another at a certain price and date, or cash settlement of the terms of the contract. The risk of a position in a futures contract may be very large compared to the relatively low level of margin the Fund is required to deposit. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. In the event no secondary market exists for a particular contract, it might not be possible to effect closing transactions, and the Fund will be unable to terminate the derivative. If the Fund uses futures contracts for hedging purposes, there is a risk of imperfect correlation between movements in the prices of the derivatives and movements in the securities or index underlying the derivatives or movements in the prices of the Fund's investments that are the subject of such hedge. The prices of futures contracts may not correlate perfectly with movements in the securities or index underlying them.
HIGH YIELD SECURITIES RISK. High yield securities, or “junk” bonds, are subject to greater market fluctuations, are less liquid and provide a greater risk of loss than investment grade securities, and therefore, are considered to be highly speculative. In general, high yield securities may have a greater risk of default than other types of securities and could cause income and principal losses for the Fund.
INCOME RISK. The Fund’s income may decline when interest rates fall or if there are defaults in its portfolio. This decline can occur because the Fund may subsequently invest in lower-yielding securities as debt securities in its portfolio mature, are near maturity or are called, or the Fund otherwise needs to purchase additional debt securities.
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund’s shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund’s shares.
INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.
INTEREST RATE RISK. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.
LIQUIDITY RISK. The Fund may hold certain investments that may be subject to restrictions on resale, trade over-the-counter or in limited volume, or lack an active trading market. Accordingly, the Fund may not be able to sell or close out of such investments at favorable times or prices (or at all), or at the prices approximating those at which the Fund currently values them. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value.
MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.
MARKET MAKER RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.

MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value.
MORTGAGE-RELATED SECURITIES RISK. Mortgage-related securities are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk. However, these investments make the Fund more susceptible to adverse economic, political or regulatory events that affect the value of real estate. Mortgage-related securities are also significantly affected by the rate of prepayments and modifications of the mortgage loans underlying those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls.The incidence of borrower defaults or delinquencies may rise significantly during financial downturns and could adversely affect the value of mortgage-related securities held by the Fund. Events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events that result in broad and simultaneous financial hardships for individuals and businesses could have a significant negative impact on the value of mortgage-related securities. Mortgage-related securities are particularly sensitive to prepayment risk, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities. As the timing and amount of prepayments cannot be accurately predicted, the timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund's actual yield to maturity on any mortgage-related securities. Along with prepayment risk, mortgage-related securities are significantly affected by interest rate risk.
NEW FUND RISK. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.
NON-AGENCY SECURITIES RISK. Investments in asset-backed or mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loans, private mortgage insurance companies, mortgage bankers and other secondary market issuers are subject to additional risks. There are no direct or indirect government or agency guarantees of payments in loan pools created by non-government issuers. Securities issued by private issuers are subject to the credit risks of the issuers. An unexpectedly high rate of defaults on the loan pool may adversely affect the value of a non-agency security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of pools that include subprime loans. Non-agency securities are typically traded “over-the-counter” rather than on a securities exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, the non-agency mortgage-related securities held by the Fund may be particularly difficult to value because of the complexities involved in assessing the value of the underlying loans.
OPTIONS RISK. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions and depends on the ability of the Fund’s portfolio managers to forecast market movements correctly. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. The effective use of options also depends on the Fund's ability to terminate option positions at times deemed desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options.
OTC DERIVATIVES RISK. The Fund may utilize derivatives that are traded over-the-counter, or “OTC.” In general, OTC derivatives are subject to the same risks as derivatives generally, as described throughout. However, because OTC derivatives do not trade on an exchange, the parties to an OTC derivative face heightened levels of counterparty risk, liquidity risk and valuation risk. To the extent that the Fund utilizes OTC derivatives, its counterparty risk will be higher if it only trades with a single or small number of counterparties. The secondary market for OTC derivatives may not be as deep as for other instruments and such instruments may experience periods of illiquidity. In addition, some OTC derivatives may be complex and difficult to value.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
PREPAYMENT RISK. Prepayment risk is the risk that the issuer of a debt security will repay principal prior to the scheduled maturity date. Debt securities allowing prepayment may offer less potential for gains during a period of declining interest rates, as the Fund may be required to reinvest the proceeds of any prepayment at lower interest rates. These factors may cause the value of an investment in the Fund to change.
SIGNIFICANT EXPOSURE RISK. To the extent that the Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.
SWAP AGREEMENTS RISK. Swap agreements may involve greater risks than direct investment in securities as they may be leveraged and are subject to credit risk, counterparty risk and valuation risk. A swap agreement could result in losses if the underlying reference or asset does not perform as anticipated. In addition, many swaps trade over-the-counter and may be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
TBA TRANSACTIONS RISK. The Fund may purchase securities via to-be-announced transactions ("TBA Transactions"). In such a transaction, the purchase price of the securities is typically fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchasing securities in a TBA Transaction may give rise to investment leverage and may increase the Fund’s volatility. Default by, or bankruptcy of, a counterparty to a TBA Transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Further, secondary markets may be subject to irregular trading activity and wide bid-ask spreads (which may be especially pronounced for smaller funds). Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund's shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund shares may trade at a larger premium or discount to their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
U.S. GOVERNMENT SECURITIES RISK. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. While securities issued or guaranteed by U.S. federal government agencies (such as Ginnie Mae) are backed by the full faith and credit of the U.S. Department of the Treasury, securities issued by government sponsored entities (such as Fannie Mae and Freddie Mac) are solely the obligation of the issuer and generally do not carry any guarantee from the U.S. government.
VALUATION RISK. Unlike publicly traded securities that trade on national securities exchanges, there is no central place or exchange for trading most debt securities. Debt securities generally trade on an “over-the-counter” market. Due to the lack of centralized information and trading, and variations in lot sizes of certain debt securities, the valuation of debt securities may carry more uncertainty and risk than that of publicly traded securities. Accordingly, determinations of the fair value of debt securities may be based on infrequent and dated information. Also, because the available information is less reliable and more subjective, elements of judgment may play a greater role in valuation of debt securities than for other types of securities.
Performance
The Fund does not have performance history. Once available, the Fund’s performance information, and information that gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance, will be available on the Fund’s website at www.ftportfolios.com. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Management
Investment Advisor
First Trust Advisors L.P. ("First Trust" or the "Advisor")
Investment Sub-Advisor
TCW Investment Management Company LLC (“TCW” or the “Sub-Advisor”)
Portfolio Managers
The following persons serve as the portfolio managers of the Fund:
•	Bryan T. Whalen, CFA, Generalist Portfolio Manager in TCW’s Fixed Income Group
•	Mitchell Flack, Managing Director of Securitized Products at TCW
•	Scott Austin, CFA, Managing Director of Securitized Products at TCW
•	Harrison Choi, Managing Director of Securitized Products at TCW
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has served as a part of the portfolio management team of the Fund since 2020.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are generally issued and redeemed for cash and, in certain circumstances, in-kind for securities in which the Fund invests, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NYSE Arca and other eligible securities exchanges through a broker-dealer. Shares of the Fund trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
You can find the Fund’s statutory prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.ftportfolios.com/retail/ETF/ETFfundnews.aspx?Ticker=DEED.
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